Exhibit 32.1

                            Section 906 Certification

         The undersigned officers of Anika Therapeutics, Inc. (the "Company") hereby certify to their knowledge and in their respective capacities that the Company's quarterly report on Form 10-Q to which this certification is attached (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 5, 2009                             /s/ CHARLES H. SHERWOOD
                                                 -------------------------------
                                                 Charles H. Sherwood, Ph.D.
                                                 Chief Executive Officer

                                                 /s/ KEVIN W. QUINLAN
                                                 -------------------------------
                                                 Kevin W. Quinlan
                                                 Chief Financial Officer

         This certification shall not be deemed "filed" for any purpose, nor shall it be deemed to be incorporated by reference into any filing, under the Securities Act of 1933 or the Exchange Act.